UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2020

JAGUAR HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36714	46-2956775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Pine Street, Suite 400 San Francisco, California	94104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 371-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	JAGX	The Nasdaq Capital Market

Item 3.02 Unregistered Sales of Equity Securities.

From December 28, 2020 (the date of the last Current Report on Form 8-K filed under Item 3.02 by Jaguar Health, Inc. (the “Company”)) through January 7, 2021,  the Company issued 2,663,606 shares of its common stock (“Common Stock”) at an effective price per share equal to the market price (defined as the Minimum Price under Nasdaq Listing Rule 5635(d)) in the following transactions:

•                  On December 31, 2020, pursuant to an exchange agreement dated December 31, 2020, the Company issued 1,250,000 shares of Common Stock to a noteholder in exchange for a $1,000,000 reduction in the outstanding balance of the secured promissory note held by such noteholder.

•                  On January 4, 2021, pursuant to an exchange agreement dated January 4, 2021, the Company issued 1,413,606 shares of Common Stock to a noteholder in exchange for a $1,837,689 reduction in the outstanding balance of the secured promissory note held by such noteholder.

The shares of Common Stock that were issued in the exchange transactions described above were issued in reliance on the exemption from registration provided under Section 3(a)(9) of the Securities Act of 1933, as amended. The form of exchange agreement was filed as Exhibit 10.6 to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2019, filed on August 14, 2019, which is incorporated herein by reference.

Item 8.01 Other Events.

As a result of the exchange transactions described in Item 3.02 above, the Company’s secured promissory notes issued on May 28, 2019 and filed as Exhibits 4.1 and 4.2 to the Company’s Current Report on Form 8-K filed on June 3, 2019 have been repaid in full and are no longer outstanding.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAGUAR HEALTH, INC.

By:	/s/ Lisa A. Conte
	Name:	Lisa A. Conte
	Title:	President and Chief Executive Officer

Date: January 8, 2021

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